UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     March 3, 2000
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                           DISPLAY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                        0-14427                 33-2286268
           ------                        -------                 ----------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

      5029 Edgewater Drive, Orlando, Florida                   32810
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code          (407) 521-7477
                                                   -----------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On March 3, 2000, Registrant and certain of its subsidiaries entered into an amendment (Amendment No. 1) to the Loan and Security Agreement between the Registrant, its subsidiaries, and SouthTrust Bank, National Association ("SouthTrust"). Basically, Amendment No. 1 increased the revolving line of credit provided by SouthTrust from $10,000,000 to $23,000,000. Simultaneously, the Registrant and certain of its subsidiaries executed and delivered to SouthTrust an Amended and Restated Revolving Loan Promissory Note (the "Amended and Restated Note"). Copies of Amendment No. 1 and the Amended and Restated Note are filed with this Report as Exhibits 10.142 and 10.143, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  EXHIBITS.

         10.142 Amendment No. 1, dated as of March 3, 2000, to Loan and Security Agreement dated as of June 2, 1999 among Registrant, certain of Registrant's subsidiaries and SouthTrust Bank, National Association.

         10.143 Amended and Restated Revolving Loan Promissory Note dated as of March 3, 2000, from Registrant and certain of its subsidiaries to SouthTrust Bank, National Association.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DISPLAY TECHNOLOGIES, INC.
                                              (Registrant)


Date: March 16, 2000                          By: MARSHALL S. HARRIS
                                                  -----------------------
                                                  Marshall S. Harris
                                                  Vice President, Secretary and
                                                  General Counsel